PANORAMA SERIES FUND, INC.
Growth Portfolio
6803 South Tucson Way, Centennial, Colorado 80112
1-800-988-8287

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2012

Notice is hereby given that a Special Meeting of the shareholders of Growth Portfolio (“Panorama Growth”), a series of Panorama Series Fund, Inc., a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 p.m., Mountain time, on April 20, 2012, or any adjournments thereof (the “Meeting”), for the following purposes:

1.
To approve an Agreement and Plan of Reorganization between Panorama Growth and Oppenheimer Main Street Fund/VA (“Main Street/VA”), a series of Oppenheimer Variable Account Funds, and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Panorama Growth to Main Street/VA in exchange for Non-Service shares of Main Street/VA; (b) the distribution of Non-Service shares of Main Street/VA to shareholders of Panorama Growth in complete liquidation of Panorama Growth; and (c) the cancellation of the outstanding shares (all of which are Non-Service Shares) of Panorama Growth, all of the foregoing being referred to as the “Reorganization”; and

2.	To act upon such other matters as may properly come before the Meeting.

As an owner of a variable life insurance, annuity or other contract and a beneficial owner of shares of Panorama Growth (a “shareholder”), you are being asked for instructions as to how to vote the shares of the Panorama Growth that are attributable to your variable contract. Accordingly, we ask that you indicate whether you approve or disapprove of the Reorganization. If you were a shareholder of Panorama Growth at the close of business on February 3, 2012, you are entitled to notice of, and to vote at, the Meeting. The Reorganization is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish to vote. The Board of Directors of Panorama Series Fund, Inc., on behalf of Panorama Growth, recommends a vote in favor of the Reorganization.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors,
Arthur S. Gabinet, Secretary
March 26, 2012

PLEASE VOTE THE ENCLOSED PROXY TODAY.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
OPPENHEIMER MAIN STREET FUND/VA
a Series of Oppenheimer Variable Account Funds
6803 South Tucson Way, Centennial, Colorado 80112
1-800-988-8287

COMBINED PROSPECTUS AND PROXY STATEMENT
Dated March 26, 2012

SPECIAL MEETING OF SHAREHOLDERS OF
GROWTH PORTFOLIO
a series of Panorama Series Fund, Inc.
to be held on April 20, 2012

Acquisition of the Assets of
GROWTH PORTFOLIO
6803 South Tucson Way, Centennial, Colorado 80112
1-800-988-8287

By and in exchange for Non-Service Shares of
OPPENHEIMER MAIN STREET FUND/VA

This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Panorama Growth Portfolio (“Panorama Growth”), a series of Panorama Series Fund, Inc., an open-end management investment company, to be voted at a Special Meeting of Shareholders (the “Meeting”) to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the transactions contemplated thereby (together with the Reorganization Agreement, the “Reorganization”) between Panorama Growth and Oppenheimer Main Street Fund/VA (“ Main Street/VA”), a series of Oppenheimer Variable Account Funds, an open-end management investment company (Panorama Growth and Main Street/VA are each a “Fund” and collectively the “Funds”). This combined Prospectus and Proxy Statement constitutes the Prospectus of Main Street/VA and the Proxy Statement of Panorama Growth filed on Form N-14 with the Securities and Exchange Commission (“SEC”).

Shares (all of which are Non-Service Shares) of Panorama Growth have been purchased at your direction by certain insurance companies (“Participating Insurance Companies”) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts, and other products. The Participating Insurance Companies as the shareholders of record and legal owners of those separate accounts have been asked to approve the Reorganization. The Participating Insurance Companies are asking you, as an owner of a variable contract and a beneficial owner of shares of Panorama Growth, for instructions as to how to vote the shares of the Panorama Growth that are attributable to your variable contract. Accordingly, we ask that you indicate whether you approve or disapprove of the Reorganization. For clarity of presentation, shares of beneficial interest of the Funds may be referenced in this document as “shares,” and references to “shareholder” may include holders of variable annuity contracts, variable life insurance policies and other insurance company products.

If shareholders of Panorama Growth vote to approve the Reorganization, substantially all of the assets of Panorama Growth will be transferred to Main Street/VA in exchange for Non-Service shares of Main Street/VA and the assumption of certain liabilities, if any, by Main Street/VA. The Meeting will be held at the offices of OppenheimerFunds, Inc., the investment manager for each Fund (the “Manager”), at 6803 South Tucson Way, Centennial, Colorado 80112 on April 20, 2012 at 1:00 p.m., Mountain Time. The Board of Directors of Panorama Series Fund, Inc., on behalf of Panorama Growth, is soliciting these proxies. This Prospectus and Proxy Statement may first be sent to shareholders on or about March 26, 2012.

If the shareholders of Panorama Growth vote to approve the Reorganization, shareholders will receive Non-Service shares of Main Street/VA equal in value to the value as of the “Valuation Date,” which is expected to be the business day preceding the date on which the Reorganization is completed (“Closing Date”), of their shares of Panorama Growth. Panorama Growth will subsequently be dissolved. The parties may change the Closing Date.

This Combined Prospectus and Proxy Statement sets forth concisely the information shareholders of Panorama Growth should know before voting on the Reorganization in which shares of Main Street/VA will be exchanged for the acquisition of substantially all of the assets and the assumption of certain liabilities of Panorama Growth. Please read this Combined Prospectus and Proxy Statement carefully and retain it for future reference. A Statement of Additional Information, dated March 26, 2012, relating to the Reorganization has been filed with the SEC as part of the Registration Statement on Form N-14 (the “Registration Statement”) and is incorporated herein by reference. That Statement of Additional Information contains the audited financial statements of each Fund for the fiscal year ended December 30, 2011. You may receive a free copy by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677. The Prospectus of Main Street/VA (SEC File No. 2-93177) dated April 29, 2011, as supplemented, is enclosed herewith and considered a part of this combined Prospectus and Proxy Statement. It is intended to provide you with information about Main Street/VA. For more information regarding Main Street/VA, see its Statement of Additional Information (SEC File No. 2-93177) dated April 29, 2011, and any supplements thereto. That Statement of Additional Information has been filed with the SEC and is incorporated herein by reference. The annual report of Main Street/VA, dated December 31, 2011, which will include its audited financial statements and management's discussion of Fund performance for the 12-month period ended December 30, 2011, will be made available no later than 60 days thereafter. You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

For more information regarding Panorama Growth, see the Prospectus of Panorama Growth dated April 29, 2011, as supplemented. In addition to its Prospectus, see the Statement of Additional Information of Panorama Growth dated April 29, 2011, as supplemented. These documents have been filed with the SEC and are incorporated herein by reference. The annual report of Panorama Growth, dated December 30, 2011, which will include its audited financial statements and management's discussion of Fund performance for the 12-month period ended December 30, 2011, will be made available no later than 60 days thereafter.  You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated March 26, 2012.

TABLE OF CONTENTS
COMBINED PROSPECTUS AND PROXY STATEMENT

Enclosures:
Prospectus of Oppenheimer Main Street Fund/VA dated April 29, 2011, as supplemented.
SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement. Shareholders should carefully review this Prospectus and Proxy Statement in its entirety and, in particular, the Prospectus of Main Street/VA (SEC File No. 2-93177), which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

You are being asked to approve the reorganization of your Fund, Panorama Growth, with and into Main Street/VA. If shareholders of Panorama Growth approve the Reorganization, substantially all of the assets of Panorama Growth will be transferred to Main Street/VA, in exchange for an equal value of Non-Service shares of Main Street/VA and the assumption of certain liabilities, if any, by Main Street/VA. The Non-Service shares of Main Street/VA will then be distributed to shareholders of Panorama Growth, the outstanding shares of Panorama Growth (all of which are Non-Service Shares) will be cancelled and Panorama Growth will subsequently be liquidated. If the Reorganization is approved by shareholders of Panorama Growth, you will no longer be a shareholder of Panorama Growth, and, instead, will become a shareholder of Main Street/VA. This exchange will occur on the Closing Date of the Reorganization.

Approval of the Reorganization means that as a shareholder in Panorama Growth, you will receive Non-Service shares of Main Street/VA, equal in value to the value of the net assets of your Panorama Growth Non-Service shares transferred to Main Street/VA on the Closing Date. The shares you receive will be issued at net asset value (“NAV”) without a sales charge or other transaction fee imposed by either Fund.

In considering whether to approve the Reorganization, you should consider, among other things:

(i)	The number of similarities (as well as any differences) between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.

(ii)	That the Reorganization would allow you the ability to continue your investment in a fund that closely resembles the investment style you were seeking when you invested in Panorama Growth.

Main Street/VA is a series, organized in 1995, of Oppenheimer Variable Account Funds, an open-end, diversified management investment company organized as a Massachusetts business trust. Panorama Growth is a series of Panorama Series Fund, Inc., an open-end, diversified management investment company organized as a Maryland corporation in August 1981. Main Street/VA commenced operations on July 5, 1995 and Panorama Growth commenced operations on January 21, 1982. As of December 31, 2011, Panorama Growth had approximately $70.2 million in net assets and Main Street/VA had approximately $1.4 billion in net assets.

Shareholders of Panorama Growth are expected to realize a number of benefits from the proposed Reorganization.

Panorama Growth (with approximately $70.2 million in net assets as of December 31, 2011) has a much smaller asset base than Main Street/VA (approximately $1.4 billion as of December 31, 2011). As a result, as of December 31, 2011, Panorama Growth’s “other expenses” (0.20%) as a percentage of net assets, were significantly higher than those of Main Street/VA Non-Service shares (0.12%). Although the Main Street/VA management fee rate as of December 31, 2011 (0.66%) is higher than that of Panorama Growth (0.63%), following the Reorganization, shareholders of Panorama Growth would benefit because as of December 31, 2011 Main Street/VA’s Non-Service shares’ total expense ratio (0.78%) was lower than that of Panorama Growth (0.83% before and 0.80% after the Manager's voluntary expense limitation). If the Reorganization is approved, Panorama Growth shareholders would get the benefit of a larger fund with lower total operating expenses, resulting in the payment of lower expenses as shareholders of Main Street/VA.

If the Reorganization is approved, shareholders would continue to be invested in a fund that mainly invests in common stocks of U.S. companies. Both Funds currently focus on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index. The portfolio managers of both Funds use fundamental research and quantitative models to identify investment opportunities. Panorama Growth can invest without limit in securities issued by companies or governments in any country, including in developing or emerging market countries, but currently does not have a significant amount of its assets invested in securities of foreign issuers. While there is no limit on Main Street/VA’s foreign investments, that Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers but may do so in the future.

The Board of Directors of Panorama Growth reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Panorama Growth’s Board of Directors also considered each Fund’s investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size.

Based on the considerations discussed above and the reasons more fully described under “Reasons for the Reorganization” (beginning on page 27), together with other relevant factors and information, at a meeting held on November 15, 2011, the Board of Panorama Growth concluded that the Reorganization would be in the best interests of shareholders of Panorama Growth and that Panorama Growth would not experience any dilution as a result of the Reorganization. The Board of Panorama Growth voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

The proposed Reorganization was also approved by the Board of Trustees of Main Street/VA at a meeting held on November 15, 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

It is expected that shareholders of Panorama Growth will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Main Street/VA. You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances as a variable contract owner. You should also consult your tax adviser about state and local tax consequences.

For federal income tax purposes, the holding period of your Panorama Growth shares will be carried over to the holding period for Main Street/VA shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date.

One of the requirements to qualify as a tax-free reorganization under the Internal Revenue Code is that a significant portion of the assets of Panorama Growth continue to be used by Main Street/VA after the Reorganization. Due to common holdings in both Funds, it is expected that the assets of Panorama Growth will satisfy this requirement. As a result, prior to the Reorganization, it is not expected to be necessary for Panorama Growth to sell portfolio securities that do not conform to the portfolio securities of Main Street/VA for purposes of the Reorganization. However, Panorama Growth may sell securities prior to the Reorganization in the ordinary course of its business as an open-end investment company.

For further information about the tax consequences of the Reorganization, please see the section “Information About the Reorganization—What are the Tax Consequences of the Reorganization?”

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT ARE THEY EXPECTED TO BE AFTER THE REORGANIZATION?

Each Fund pays a variety of expenses directly for management of their respective assets, administration and other services. Those expenses are subtracted from each Fund’s assets to calculate the Fund’s net asset value per share. Shareholders pay these expenses indirectly. The Funds do not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges; however, you should refer to the prospectus provided by your Participating Insurance Company for information on initial or contingent deferred sales charges, exchange fees or redemption fees under your variable contract. Those charges and fees are not reflected in the fee and expense tables below.

Current and Pro Forma Fee Tables

The tables below reflect the current contractual management fee schedule for each Fund and the proposed “pro forma” management fee schedule for the surviving Main Street/VA upon the successful completion of the Reorganization. The tables are provided to help you understand and compare the fees and expenses of investing in shares of each Fund. The pro forma fees and expenses of the surviving Main Street/VA show what the fees and expenses are expected to be after giving effect to the Reorganization.

“Other Expenses” in the tables include transfer agent fees, custodial fees, and accounting and legal expenses that each Fund pays. The Manager has voluntarily agreed to waive fees and/or reimburse each Fund's expenses in an amount equal to the indirect management fees incurred through that Fund’s investment in Oppenheimer Institutional Money Market Fund. The Manager has also voluntarily agreed to limit each Fund’s total annual operating expenses for Panorama Growth and for Non-Service Shares of Main Street/VA so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% (not including the waiver of the indirect management fees incurred through that Fund’s investment in Oppenheimer Institutional Money Market Fund). Those voluntary expense limitation may not be amended or withdrawn at until after April 29, 2013.

As of December 31, 2011:

Fee and Expense Comparison	Panorama Growth	Main Street/VA	Combined Pro Forma Main Street/VA Expenses
	Non-Service Shares	Non-Service Shares	Non-Service Shares
Management Fee	0.63%	0.66%	0.66%
12b-1	None	None	None
Other	0.20%	0.12%	0.12%
Total Annual Operating Expenses	0.83%	0.78%	0.78%
Fee Waiver	(0.03%)	N/A	N/A
Total Annual Expenses After Waiver	0.80%	0.78%	0.78%

Examples

The examples below are intended to help you compare the cost of investing in Non-Service shares of: Panorama Growth, Main Street/VA, and the surviving Main Street/VA after the Reorganization. The examples assume that you invest $10,000 in shares of a Fund for the time periods indicated and reinvest your dividends and distributions. The examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows whether or not you redeem your investment at the end of each period:

Panorama Growth

1 Year	3 Years	5 Years	10 Years
$82	$263	$459	$1,027

Main Street/VA

1 Year	3 Years	5 Years	10 Years
$80	$250	$435	$970

Pro Forma Surviving Main Street/VA (Post-Reorganization)

1 year	3 years	5 years	10 years
$80	$250	$435	$970

HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS COMPARE?

The chart below compares the Funds’ overall investment objectives, investment strategies and other policies. For more detailed information about the investment objective and strategies of the surviving Fund (Main Street/VA), please refer to the enclosed Main Street/VA prospectus.

Panorama Growth Fund	Main Street/VA
Investment Objectives
The Fund seeks high total return.	The Fund seeks high total return.
Investment Strategies
Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:
aims to maintain broad diversification across all major economic sectors;
uses quantitative models, including sector-specific factors, to rank securities within each economic sector;
uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
considers market trends, current industry outlooks and general economic conditions.
In constructing the portfolio, the Fund seeks to limit idiosyncratic company-specific risks. The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers.
The Fund may invest in companies of any market capitalization range. To seek to maintain liquidity, the Fund currently focuses on larger capitalization issuers, which it considers to be companies with market capitalizations equal to the range of companies in the Russell 1000 Index. The Fund may invest in debt securities for liquidity, to seek income or for hedging purposes.
The Fund can invest without limit in securities issued by companies or governments in any country, including in developing or emerging market countries.
The portfolio managers might sell a security if the stock price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects, but are not required to do so.

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index. The portfolio managers use fundamental research and quantitative models to select securities for the Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently:
Uses a fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.
Uses quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.
The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size.
The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Foreign Investing. The Fund can invest without limit in securities issued by companies or governments in any country, including in developing or emerging market countries, and may have a significant amount of its assets in securities of foreign issuers.

Foreign Investing. Although there is no limit on the Fund's foreign investments,  the Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers but it may do so in the future.

Debt Securities. The Fund can invest up to 25% of its total assets in debt securities that are rated below investment grade, also referred to as "junk bonds." The Fund cannot invest more than 10% of its assets in lower-grade non-convertible debt securities and currently does not intend to invest more than 10% of its assets in lower-grade debt securities of any type.

Debt Securities. The Fund can invest up to 25% of its total assets in debt securities that are rated below investment grade, also referred to as "junk bonds." The Fund cannot invest more than 10% of its assets in lower-grade non-convertible debt securities and currently does not intend to invest more than 10% of its assets in lower-grade debt securities of any type.

Consistent with its investment objective, each Fund may invest in companies of any market capitalization but focus on companies within the capitalization range of the Russell 1000 Index (larger capitalization companies). The portfolio managers of both Funds use fundamental research and quantitative models to select investments. The portfolio managers of either Fund might sell a security if the stock price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Who is the Fund Designed For?
Panorama Growth is designed primarily for investors seeking high total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stocks. The Fund is not designed for investors needing current income.

Main Street/VA is designed primarily for investors seeking high total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stocks. The Fund is not designed for investors needing current income.

Manager
OppenheimerFunds, Inc.	OppenheimerFunds, Inc.
Portfolio Managers
Manind ("Mani") Govil and Benjamin Ram	Manind ("Mani") Govil and Benjamin Ram

As shown in the chart above, each Fund has the primary investment objective of seeking high total return. Each Fund mainly invests in common stocks of U.S. companies and currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index. The portfolio managers of both Funds use fundamental research and quantitative models to identify investment opportunities. Panorama Growth can invest without limit in securities issued by companies or governments in any country, including in developing or emerging market countries, and may have a significant amount of its assets in securities of foreign issuers. While there is no limit on Main Street VA’s foreign investments, that Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers but may do so in the future.

The Board of Panorama Growth has approved changing the investment objective of Panorama Growth to “the Fund seeks capital appreciation.” This new investment objective has not been implemented yet however, and the Fund’s investment objective stated above still applies. In a separate proxy, shareholders of Main Street/VA are being asked to consider, among other things, a change of the Fund’s investment objective to "the Fund seeks capital appreciation" and the conversion of its investment objective to a “non-fundamental” objective. If shareholders of Main Street/VA approve the proposed change to its investment objective, the Main Street/VA will be the same as that approved for Panorama Growth. If the proposed investment objective is not approved, the Funds would have different investment objectives. Neither Fund would change its investment objective until such time as it updates its prospectus to reflect such a change.

As of December 31, 2011, 99.5% of the total market value of Panorama Growth's investments was invested in common stock and 0.5% was invested in shares of a money market investment company. As of December 31, 2011, 100% of the total market value of Main Street/VA's investments was invested in common stock.

Sector Allocation:	Panorama Growth	Main Street/VA
Consumer Discretionary	11.3%	11.3%
Consumer Staples	11.5%	11.1%
Energy	12.2%	12.3%
Financials	16.6%	16.6%
Health Care	13.3%	13.4%
Industrials	9.7%	9.8%
Information Technology	19.7%	19.9%
Materials	2.1%	2.0%
Telecommunication Services	2.1%	2.1%
Utilities	1.5%	1.5%
	100%	100%

HOW DO THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS DIFFER?

The Funds’ Overall Risks. Each Fund mainly invests in common stocks of U.S. companies and currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index. The portfolio managers of both Funds use fundamental research and quantitative models to identify investment opportunities. Panorama Growth can invest without limit in securities issued by companies or governments in any country, including in developing or emerging market countries, and may have a significant amount of its assets in securities of foreign issuers. While there is no limit on Main Street VA’s foreign investments, that Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers but may do so in the future.

Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds’ goals depends upon market conditions, generally, and on the portfolio manager’s analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds’ investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause a Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

The allocation of each Fund’s portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. For both Funds, the Manager tries to reduce risks by carefully researching securities before they are purchased and in some cases by using hedging techniques.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are intended to be a long-term investment, not short-term trading vehicles. Neither Fund is a complete investment program.

The table below summarizes the other important risks of investment in each Fund. These risks are described in more detail below.

Risk	Panorama Growth	Main Street/VA
Principal Risks
Risks of Investing in Stock	X	X
Risks of Foreign Investing	X
Special Risks of Developing and Emerging Markets	X
Risks of Small- and Mid-Sized Companies	X	X
Risks of Quantitative Models	X	X
Other Risks
Risks of Other Equity Securities	X	X
Risks of Debt Securities	X	X
Risks of Master Limited Partnerships	X	X
Risks of Investments in Other Investment Companies	X	X
Risks of Derivative Investments	X	X
Risks of Illiquid and Restricted Securities	X	X
Risks of Conflicts of Interest	X	X
Risks of Foreign Investing		X
Special Risks of Developing and Emerging Markets		X
Time-Zone Arbitrage	X	X
Price Arbitrage	X

Main Risks of Investing in Stock. The value of each Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, a Fund may emphasize investments in a particular industry or economic or market sector. To the extent that a Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Risks of Foreign Investing. Both Funds may invest without limit in foreign securities, which may include issuers in developed and emerging market countries. Both Funds may buy foreign currency but only in connection with the purchase and sale of foreign securities and not for speculation. Panorama Growth may have a significant amount of its assets in securities of foreign issuers. Main Street/VA does not currently plan to invest a significant amount of its assets in securities of foreign issuers but may do so in the future.

Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for a Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions a Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Both Funds may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. The Funds may purchase American Depository Shares ("ADS") as part of American Depository Receipt ("ADR") issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed above, that apply to foreign securities traded and held abroad.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Time-Zone Arbitrage. The Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If a Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  A Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Price Arbitrage. Because each Fund may invest in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of a Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Quantitative Models. The portfolio managers of use quantitative stock selection models for both Funds that are based upon many factors that measure individual securities relative to each other. Those measurements may not always identify securities that perform well in the future.

Other Equity Securities.  In addition to common stocks, both Funds can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Funds consider some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally rank behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy.

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer a Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable nonconvertible debt securities. Convertible debt securities are subject to credit and interest rate risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise the values of already-issued debt securities generally fall, and they may be worth less than the amount a Fund paid for them. However, credit ratings of convertible securities that are considered to be equity equivalents generally have less impact on the value of the securities than they do for non-convertible debt securities.

Risks of Debt Securities. Both Funds can invest up to 25% of their total assets in debt securities that are rated below investment grade, also referred to as "junk bonds." Neither Fund can invest more than 10% of its assets in lower-grade non-convertible debt securities and neither Fund currently intends to invest more than 10% of its assets in lower-grade debt securities of any type.

Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, a Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Debt securities are subject to the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise and when prevailing interest rates rise, the values of already-issued debt securities generally fall and they may be less than the amount the Fund paid for them. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities. When interest rates fall, the issuers of debt securities may prepay principal more quickly than expected and a Fund may have to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of a Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Master Limited Partnerships. The Funds both may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. A Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after a Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Investments in Other Investment Companies. Both Funds can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. One reason a Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, each Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. Neither Fund intends to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.

Exchange-Traded Funds. The Fund can invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. The Fund might do so as a way of gaining exposure to securities represented by the ETF's portfolio at times when the Fund may not be able to buy those securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The Fund does not intend to invest in other ETFs unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act of 1940.

Derivative Investments. Both Funds can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow a Fund to increase or decrease its exposure to certain markets or risks. The Funds may use derivatives to seek to increase their investment return or for hedging purposes. The Funds are not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options and futures are some of the types of derivatives Panorama Growth may use. Options, futures, options on futures, options on indices, and forward contracts are some of the derivatives that the Main Street/VA may use. The Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes.

Hedging. Hedging transactions are intended to reduce the risks of securities in each Fund's portfolio. If a Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss. Each Fund has percentage limits on its use of derivatives and hedging instruments and is not required to use them in seeking its objective.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. For example, if a call option sold by a Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. A Fund may lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by a Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result, a Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. For some derivatives, it is possible for a Fund to lose more than the amount invested in the derivative instrument.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Neither Fund will invest more than 15% of its net assets in illiquid securities. The Manager monitors the Funds' holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage either Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Funds. That may result in another fund or account holding investment positions that are adverse to the Funds' investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Funds. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as a Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by either Fund or the Funds' investment strategies may be adversely affected. The Funds' investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and each Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit both Funds' investment activities and affect their performance.

Both Funds offers their shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While neither Fund foresees any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in a Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. Each Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. Each Fund can invest in Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than the Fund could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to a Fund directly. At the time of an investment, a Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, a Fund will be subject to its proportional share of the expenses, including the advisory fee, of Oppenheimer Institutional Money Market Fund's Class E shares. However, the Manager will waive a portion of a Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, each Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, a Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. A Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent a Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund can engage in active and frequent short-term trading while trying to achieve its objective. The decreases in the portfolio turnover rate in 2010 for both Funds were due primarily to the completion of the restructuring of each Fund’s portfolio after the current portfolio management team took over in 2009. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. A Fund may realize capital gains when it sells its portfolio investments.

For a contract owner, any increase in realized gains will generally not be taxable directly but may affect an owner’s tax basis in his or her account with a Participating Insurance Company. The table below shows the Funds’ portfolio turnover rates for the last five fiscal years:

	2011	2010	2009	2008	2007
Panorama Growth	39%	40%	118%	115%	101%
Main Street/VA	38%	45%	128%	132%	111%

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

Failure by a Fund to meet those special requirements could cause earnings on a contract owner’s interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, a Fund’s investment decisions in a way that could reduce its performance.
_______________________

The risks described above form the expected overall risk profile of each Fund and can affect the value of each Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that either of the Funds will achieve its investment objective.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT WOULD THE CAPITALIZATION BE AFTER THE REORGANIZATION?

The following tables set forth the existing capitalization of Panorama Growth and Main Street/VA as of December 31, 2011, and the pro forma combined capitalization of Main Street/VA as if the Reorganization had occurred on that date.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Panorama Growth	$70,228,771	35,101,923	$2.00
Main Street/VA (Non-Service shares)	$392,860,646	18,970,441	$20.71
Main Street/VA (Non-Service shares) (Pro Forma Surviving Fund)*	$463,033,717	22,361,497	$20.71
*           Reflects the issuance of 3,391,056 Non-Service shares of Main Street/VA in a tax-free exchange for the net assets of Panorama Growth, aggregating $70,228,771. These figures have been reduced to reflect the costs of the reorganization.

HOW HAVE THE FUNDS PERFORMED?

The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in the performance of Non-Service shares of Panorama Growth and Main Street/VA from year to year for the last ten calendar years and (ii) tables detailing how the average annual total returns of each of Panorama Growth and Non-Service shares of Main Street/VA compared to those of broad-based market indices. Charges imposed by the separate accounts that invest in a Fund are not included in the calculations of a Fund’s returns and, if those charges were included, a Fund’s returns would be less than those shown. A Fund’s past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns for Panorama Growth as of 12/31 each year
[Graphic bar chart]

Calendar Year Ended:	Annual Total Returns
12/31/11	0.24%
12/31/10	15.51%
12/31/09	29.19%
12/31/08	(38.42)%
12/31/07	4.85%
12/31/06	14.67%
12/31/05	6.41%
12/31/04	9.20%
12/31/03	26.81%
12/31/02	(18.97)%

During the period shown in the bar chart, the highest return for a calendar quarter was 18.70% (2nd Qtr '09) and the lowest return for a calendar quarter was -21.79% (4th Qtr '08).

Annual Total Returns for Main Street/VA (Non-Service shares) as of 12/31 each year
[Graphic bar chart]

Calendar Year Ended:	Annual Total Returns
12/31/11	(0.01)%
12/31/10	16.11%
12/31/09	28.29%
12/31/08	(38.47)%
12/31/07	4.43%
12/31/06	15.03%
12/31/05	5.98%
12/31/04	9.46%
12/31/03	26.72%
12/31/02	(18.80)%

During the period shown in the bar chart, the highest return for a calendar quarter was 18.50% (2nd Qtr '09) and the lowest return for a calendar quarter was -22.18% (4th Qtr '08).

Each Fund’s average annual total returns in the tables below measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. Both Funds' performance is compared to the Standard & Poors' S&P 500, a broad measure of market performance. The index's performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Each Fund’s investments vary from the securities that compose the index or indices to which the Fund’s performance is compared.

Panorama Growth
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Panorama Growth Non-Service shares (inception 1-21-82)	0.24%	(0.69)%	2.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%

Main Street/VA
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Main Street/VA Non-Service shares (inception 7-5-95)	(0.01)%	(0.88)%	2.77%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%

A Fund’s total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR

THE FUNDS COMPARE?

Purchases and Redemptions

Shares of each Fund may be purchased and redeemed only by separate investment accounts of Participating Insurance Companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy or redeem shares of a Fund directly. Shares of each Fund are sold to and redeemed by Participating Insurance Companies at their offering price, which is the net asset value per share. Neither Fund imposes any sales charge on the purchase, redemption or exchange of its shares. You should refer to the prospectus of the Participating Insurance Company for a description of any initial transaction-related, surrender, or withdrawal charge imposed under the variable annuity, variable life or other contract through which a Fund’s shares are purchased or redeemed.

Frequent purchases and redemptions of a Fund’s shares may interfere with the Manager’s ability to manage the Fund's investments, may increase the Fund’s transaction and administrative costs and/or may affect the performance. For example, if large dollar amounts were involved in redemption transactions, a Fund might be required to sell portfolio securities or administrative expenses might be increased. The extent to which the Fund might be affected by such trading activity would depend on various factors, such as the current asset size of a Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades. The Manager and each Fund’s Board have adopted policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

The Transfer Agent and OppenheimerFunds Distributor, Inc. (the “Distributor”), on behalf of each Fund, have entered into agreements with Participating Insurance Companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised Participating Insurance Companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of a Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require Participating Insurance Companies to provide transaction information to the Funds and to execute Fund instructions to restrict trading in Fund shares.

A Participating Insurance Company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Funds’ in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that a Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Dividends and Distributions

Both Funds intend to declare dividends separately for each class of shares from net investment income on an annual basis and pay them annually. Dividends paid by a Fund (and any capital gains distributions) will be reinvested automatically in additional shares of the Fund at net asset value for the account of the Participating Insurance Company (unless the insurance company elects to have dividends or distributions paid in cash). The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends.

A Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. However, there can be no assurance that either Fund will pay any capital gains distributions in a particular year.

INFORMATION ABOUT THE REORGANIZATION

This following is a summary of the Reorganization Agreement. You may request a copy of the Reorganization Agreement, free of charge, by calling 1-800-225-5677.

How will the Reorganization be carried out?

If the shareholders of Panorama Growth approve the Reorganization, the Reorganization will take place after various conditions are satisfied by Panorama Growth and Main Street/VA, including delivery of certain documents. The Closing Date is presently scheduled to occur on or about April 30, 2012 and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled to be on or about April 27, 2012.

If the shareholders of Panorama Growth vote to approve the Reorganization, substantially all of the assets of Panorama Growth will be transferred to Main Street/VA in exchange for Non-Service shares of Main Street/VA, and shareholders will receive Non-Service shares of Main Street/VA equal in value to the value as of the Valuation Date of your shares of Panorama Growth. Panorama Growth will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Panorama Growth will be permanently closed at the close of business on the Valuation Date.

If shareholders of Panorama Growth approve the Reorganization (please see “Voting Information – Quorum and Required Vote” for more information about the required vote), all shareholders’ of Panorama Growth will have their shares redeemed at net asset value on the Valuation Date, after Panorama Growth subtracts a cash reserve (“Cash Reserve”), and the proceeds of redemption will be reinvested in Non-Service shares of Main Street/VA at net asset value. The Cash Reserve is an amount retained by Panorama Growth for the payment of Panorama Growth’s outstanding debts, taxes and expenses of liquidation following the Reorganization. Main Street/VA is not assuming any debts of Panorama Growth except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by Panorama Growth on or before the Closing Date. Panorama Growth will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated by the Reorganization are anticipated to be in the ordinary course of business of Panorama Growth’s activities. Following the Reorganization, Panorama Growth will take all necessary steps to complete its liquidation and effect a complete dissolution of the Fund.

Under the Reorganization Agreement, either Panorama Growth or Main Street/VA may abandon and terminate the Reorganization Agreement for any reason and there will be no liability for damages or other recourse available to the other Fund; provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Panorama Growth.

Who will pay the expenses of the Reorganization?

Panorama Growth will be responsible for its out-of-pocket expenses associated with the Reorganization, including outside legal and accounting fees and shareholder communication costs. The Manger will bear such expenses incurred by Main Street/VA. The Manager has estimated total merger related costs to be approximately $34,350 for Panorama Growth and $24,350 for Main Street/VA. Due to the relatively moderate cost of the Reorganization, the Manager does not anticipate that either Fund will experience any dilution as a result of the proposed Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Panorama Growth and Main Street/VA, it is expected to be the opinion of K&L Gates LLP ("tax opinion") that:

(i)           shareholders of Panorama Growth should not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Main Street/VA;

(ii)           shareholders of Main Street/VA should not recognize any gain or loss upon receipt of Panorama Growth’s assets; and

(iii)           the holding period of Main Street/VA shares received in that exchange should include the period that Panorama Growth shares were held (provided such shares were held as a capital asset on the Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization.

If the tax opinion is not received by the Closing Date, Panorama Growth may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval, which would delay the reorganization by several months. Although not likely, in the event the tax opinion is not received, the Reorganization may not qualify as a tax-free reorganization.

Prior to the Valuation Date, Panorama Growth may pay a dividend which will have the effect of distributing to Panorama Growth’s shareholders all of Panorama Growth’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). As of December 31, 2011, Panorama Growth had $38,230,978 of net capital loss carry-forward available to offset any realized capital gains and thereby reduce the capital gains distributions. Any such dividends will be taxable, if at all, to the accounts of Participating Insurance Companies, although such dividends may affect the tax basis of certain types of distributions made to you by a Participating Insurance Company. Any capital loss carry-forwards on the date of the Reorganization would be allowed to be assumed by Main Street/VA, however a significant portion of those carry-forwards are expected to expire unused due to dollar limits and period requirements for the use of such carry-forwards.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser as to state and local and other tax consequences, if any, of the Reorganization because this discussion relates only to federal income tax consequences.

REASONS FOR THE REORGANIZATION

Board Considerations

In considering whether to approve the proposed Reorganization on behalf of the Panorama Growth, Panorama Growth’s Board of Directors reviewed and discussed the proposed Reorganization with the Manager and the Board’s independent legal counsel. Panorama Growth’s Board of Directors considered information with respect to, among other things, each Fund’s management fees and total expenses; comparability of the Funds’ investment objectives, investment policies, and portfolio characteristics; the Funds’ historical investment performance; and the terms of the proposed Reorganization.

The Board reviewed information indicating that over the last several years, the net assets of Panorama Growth have decreased significantly. The Manager presented its view that this trend is unlikely to be reversed. The Manager reported that Panorama Growth is currently offered under the variable annuity or variable life contracts of only one insurance company sponsor, which does not offer the Fund under new contracts. The Manager reported that it has found no interest among other insurance companies to offer Panorama Growth under their variable annuity or variable life insurance products and, therefore, there is no opportunity to increase Panorama Growth’s asset base through sales of shares to new investors. Given the Fund’s diminishing asset base and inability to increase assets through new sales, the Manager believes that Panorama Growth is not likely to provide opportunities for economies of scale as a means to try to reduce expenses.

The Board further considered the Manager’s view that the proposed Reorganization is the best alternative for shareholders of Panorama Growth to benefit from a fund with a larger asset base and lower total expenses. They noted that as of September 30, 2011, Panorama Growth’s “other expenses” (0.19%) were significantly higher than those of Main Street/VA (0.13%). The Board considered that, although the Main Street/VA management fee rate as of September 30, 2011 (0.66%) was higher than that of Panorama Growth (0.63%), following the Reorganization, shareholders of Panorama Growth would benefit because the combined pro forma total expense ratio for Main Street/VA (0.79%) would be lower than the current total expense ratio for Panorama Growth (0.82% before and 0.80% after the Manager's voluntary expense limitation).

The Board also considered the Funds’ respective investment objectives and policies. The Board discussed with the Manager that each Fund has as an investment objective of high total return. The Board considered that each Fund emphasizes investment in common stock, including investments in foreign securities. The Manager discussed with the Board that the same portfolio management team manages both Funds and that the Funds’ portfolios have substantial overlap in positions. The Board considered the Manager’s view that the Reorganization would allow shareholders of Panorama Growth to continue to participate in a fund that seeks high total return and uses quantitative analysis to invest in common stock.

The Board also considered the Funds’ relative historical investment performance for periods ended September 30, 2011. The Board received information reflecting that Panorama Growth had better five-year average annual total returns, Main Street/VA had better one-year returns, and the two Funds had approximately equal returns for the ten-year period.

The Board also considered the terms and conditions of the Reorganization, including that there would be no sales or other transaction charge imposed by a Fund in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization.

After consideration of the above factors, other considerations, and such information as the Board of Panorama Growth deemed relevant, Panorama Growth’s Board of Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act) of Panorama Growth or the Manager (the “Independent Directors”), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of Panorama Growth. The Board and the Independent Directors also concluded that Panorama Growth’s participation in the transaction was in the best interests of Panorama Growth and that the Reorganization would not result in a dilution of the interests of existing shareholders of Panorama Growth.

The Board of Trustees of Main Street/VA also determined that the Reorganization was in the best interests of Main Street/VA and its shareholders and that no dilution would result to those shareholders. Main Street/VA shareholders do not vote on the Reorganization. The Board on behalf of Main Street/VA, including the Trustees who are not “interested persons” of Main Street/VA (as defined in the Investment Company Act), unanimously approved the Reorganization and the Reorganization Agreement.

Board members are not required, nor do they plan, to attend the Special Meeting of Shareholders.

For the reasons discussed above, the Board, on behalf of Panorama Growth, recommends that you vote FOR the Reorganization. If shareholders of Panorama Growth do not approve the Reorganization, it will not take place.

Receipt of Non-Service Shares of Main Street/VA

Upon consummation of the Reorganization, Non-Service shares of Main Street/VA will be distributed to shareholders (in this case, separate accounts established by a Participating Insurance Company) of Panorama Growth, in connection with the Reorganization. The Non-Service shares of Main Street/VA will be recorded electronically in the separate account of the Participating Insurance Company. Main Street/VA will then send a confirmation to the Participating Insurance Company with respect to each of its separate accounts previously invested in Panorama Growth. The Participating Insurance Company will be responsible for allocating to Main Street/VA the contract values that were previously allocated to Panorama Growth.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

Both Panorama Growth and Main Street/VA have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Please see the Statements of Additional Information for Panorama Growth (SEC File No. 2-73969) and Main Street/VA (SEC File No. 2-93177) for descriptions of those investment restrictions, which are incorporated by reference into the Statement of Additional Information, dated March 26, 2012, relating to the Reorganization.

OTHER COMPARISONS BETWEEN THE FUNDS

A description of certain other key features of the Funds is set forth below. More detailed information is available in each Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference.

Management of the Funds

Main Street/VA is governed by a Board of Trustees, and Panorama Growth is governed by a Board of Directors. Each Fund’s Board is comprised of the same members. The Board of Main Street/VA is responsible for protecting the interests of the Fund’s shareholders under Massachusetts law and other applicable laws while the Board of Panorama Growth is responsible for protecting the interests of shareholders under Maryland law and other applicable laws. For a listing of the Main Street/VA’s Board of Trustees and biographical information, please refer to the Statement of Additional Information of Main Street/VA (SEC File No. 2-93177) dated April 29, 2011, as supplemented, which is incorporated by reference into the Statement of Additional Information, dated March 26, 2012, relating to this Prospectus and Proxy Statement.

In a separate proxy, shareholders of Panorama Growth approved a reorganization of that Fund as Delaware statutory trust. Shareholders of Main Street/VA have also been asked or are being asked to approve a reorganization of that Fund as Delaware statutory trusts. If shareholders of Panorama Growth approve to reorganize into Main Street/VA, that merger would occur before any reorganization of either Fund as a Delaware statutory trust. As a result, if shareholders of Panorama Growth approve to reorganize into Main Street/VA, Panorama Growth will be reorganized as a Massachusetts business trust, after which it is expected that Main Street/VA will (if approved by its shareholders) be reorganized as a Delaware statutory trust.

Investment Management and Fees

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment advisor for both Funds, manages the assets of both Funds and makes each Fund’s investment decisions. The Manager employs the Funds’ portfolio managers. Since May 2009, each Fund has been managed by Manind ("Mani") Govil and Benjamin Ram, who are primarily responsible for the day-to-day management of the Portfolio’s investments.

Both Funds obtain investment management services from the Manager according to terms that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees/Directors, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Panorama Growth’s investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate. Main Street/VA’s investment advisory agreement provides that the Manager is not be liable for any loss sustained by the Fund in connection with matters to which the investment advisory agreement relates, except a loss resulting by reason of the Manager’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Manager’s reckless disregard of its obligations and duties under the investment advisory agreement.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $168 billion in assets as of December 31, 2011, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Management Fees. Under each Fund’s investment advisory agreement, the Fund pays the manager an advisory fee at an annual rate that declines on additional assets as the Fund grows. The table below shows the current advisory fee schedule for each Fund. As shown in the table, based on net assets as of December 31, 2011, the effective management fee for Main Street/VA was 0.66% and for Panorama Growth it was 0.625%. Main Street/VA’s fee schedule would be the fee schedule for the combined Fund upon successful completion of the Reorganization.

Panorama Growth		Main Street/VA
Net assets	Fee	Net Assets	Fee
Up to $300 million	0.625%	Up to $200 million	0.750%
Next $100 million	0.500%	Next $200 million	0.720%
Over $400 million	0.450%	Next $200 million	0.690%
		Next $200 million	0.660%
		Over $800 million	0.600%
Effective Fee (based on net assets of $70.2 million as of 12-31-11)	0.625%	Effective Fee (based on net assets of $1.4 billion as of 12-31-11)	0.66%

Payments to Financial Intermediaries and Service Providers

The Manager and the Distributor, in their discretion, may pay financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the fee tables contained in this combined Prospectus and Proxy Statement because they are not paid by the Fund.

“Financial intermediaries” are firms that offer and sell shares of the Funds to their clients, or provide shareholder services to the Funds, or both, and receive compensation for doing so. Each Participating Insurance Company, for example, is a financial intermediary.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to a financial intermediary, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales or other personnel, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (FINRA) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Please refer to separate account prospectuses provided by your Participating Insurance Company for a description of any fees that you may pay or charges to the Participating Insurance Company charges in addition to those disclosed in this combined Prospectus and Proxy Statement.

Transfer Agency and Custody Services

Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as transfer agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds are substantially similar. JP Morgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, NY 11245, acts as custodian for both Funds.

Shareholder Rights

Main Street/VA is a Massachusetts business trust and Panorama Growth is a Maryland Corporation. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act or other applicable law.

As noted above, in a separate proxy vote shareholders of Panorama Growth have approved, and shareholders of Main Street/VA have been asked or are being asked to approve, a reorganization of each Fund as a Delaware statutory trust. If shareholders approve the Reorganization, neither Fund is expected to implement their reorganization as a Delaware statutory trust before the Reorganization has been completed.

Under the Investment Company Act, a Fund is required to hold a shareholder meeting if, among other reasons, the numbers of Trustees or Directors elected by the Fund’s shareholders is less than a majority of the total number of Trustees or Directors, or if the Fund seeks to change a fundamental investment policy. The Trustees of Main Street/VA will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

The rights of shareholders of both Funds are substantially the same under their governing documents. The table below compares important provisions of each Fund’s charter documents. Shares of a Fund will be fully paid and non-assessable when issued. Neither Fund permits cumulative voting.

Panorama Growth, a series of Panorama Series Fund, Inc. (the “Corporation”)	Main Street/VA, a series of Oppenheimer Variable Account Funds (the “Trust”)
Shareholders have the power to elect and remove Directors.	Shareholders have the power to elect and remove Trustees.
The Corporation reserves the right from time to time to make any amendment to its charter now or thereafter authorized by law, including any amendment which changes charter terms or contract rights, as expressly set forth in the charter, by classification, reclassification, or otherwise.

The Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the shares. The Trustees generally may amend the Declaration of Trust without the vote or consent of shareholders; however, no amendment may be made, which would change any rights with respect to any shares of the Trust or any series or class thereof by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of a majority of the Shares entitled to vote.

The Board of Directors may amend or repeal any provision of the Bylaws at any meeting of the Board. The Bylaws may be amended or repealed at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, provided that notice of the proposed amendment, alteration, or repeal be contained in the notice of such special meeting.

The Bylaws may be altered, amended, added to or repealed by the Shareholders or by majority vote of the entire Board of Trustees, but any such alteration, amendment, addition or repeal of the Bylaws by action of the Board of Trustees may be altered or repealed by the Shareholders.

Under Maryland law, a voluntary dissolution of the Corporation requires approval by a majority of the entire Board of Directors and by the affirmative vote of two−thirds of all the shareholders’ votes entitled to be cast on the matter.

The liquidation of the Trust or any particular Series or Class thereof may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the Shareholders of such Series or Class or as otherwise provided in this Declaration of Trust or the instrument establishing such Series or Class. The Trustees shall provide written notice to affected shareholders of such liquidation.

Meetings of the stockholders may be called for any purpose or purposes by a majority of the Board of Directors, by the President, or upon the written request of the holder of at least 25% of the outstanding capital stock of the Corporation entitled to vote at such meeting.

Meetings of the Shareholders for any purpose or purposes may be called by the Chairman of the Board of Trustees, if any, or by the President or by the Board of Trustees and shall be called by the Secretary upon receipt of the request in writing signed by Shareholders holding not less than one third in amount of the entire number of Shares issued and outstanding and entitled to vote thereat. Such request shall state the purpose or purposes of the proposed meeting. In addition, meetings of the Shareholders shall be called by the Board of Trustees upon receipt of the request in writing signed by Shareholders that hold not less than ten percent in amount of the entire number of Shares issued and outstanding and entitled to vote thereat, stating that the purpose of the proposed meeting is the removal of a Trustee.

VOTING INFORMATION

How do I vote?

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Reorganization or need a replacement proxy ballot, you may contact us toll-free at 1-800-225-5677. Any proxy given by a shareholder, whether in writing, by telephone or via the internet is revocable as described below under the paragraph titled “Revoking a Proxy”.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization.

Telephone Voting. Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions. After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Panorama Growth. Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed below. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Prospectus and Proxy Statement and ballot. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposal listed on the proxy ballot, and ask for the shareholder’s instructions on such proposal. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Prospectus and Proxy Statement. The solicitation firm representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation. For additional information, see also the section below titled “Solicitation of Proxies.”

Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

Shareholders of record of Panorama Growth at the close of business on February 3, 2012 (the “Record Date”) will be entitled to vote at the Meeting. On February 3, 2012, there were 34,855,569 outstanding shares of Panorama Growth’s shares. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Panorama Growth held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone or internet. You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box “FOR” or “AGAINST”, or instruct them not to vote those shares on the proposal by checking the “ABSTAIN” box.

Quorum and Required Vote

A Participating Insurance Company is required to request voting instructions from variable contract owners and must vote all Panorama Growth shares held in the separate accounts of the Participating Insurance Company in proportion to the voting instructions received. This method of voting is sometimes referred to as proportional voting. Because of proportional voting, a small number of contract owners could determine the outcome of the vote with respect to the Reorganization.

The presence in person or by proxy of a majority of Panorama Growth’s shares outstanding and entitled to vote constitutes a quorum. Shares whose proxies reflect an abstention on the proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for voting on the Reorganization. However, abstentions will have the same effect as a vote “against” the Reorganization. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time.

The Reorganization must be approved by the affirmative vote of two-thirds of all the votes entitled to be cast by Panorama Growth shareholders on the matter. Main Street/VA shareholders do not vote on the Reorganization.

In the absence of a quorum or if a quorum is present but sufficient votes to approve the Reorganization are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund’s shareholders.

Solicitation of Proxies

Participating Insurance Companies may be required to forward soliciting material to the beneficial owners of the shares on behalf of Panorama Growth and to obtain authorization for the execution of proxies. For any such services, Participating Insurance companies may be reimbursed by the Panorama Growth for their reasonable expenses incurred in connection with the proxy solicitation to the extent that Panorama Growth would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Panorama Growth’s expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost to Panorama Growth of engaging a proxy solicitation firm would not exceed $5000, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total merger related costs discussed earlier. Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining Broadridge Financial Solutions, Inc. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised: (1) by delivering a written notice to Panorama Growth expressly revoking your proxy, (2) by signing and sending to the Panorama Growth a later-dated proxy, (3) by telephone or internet, or (4) by attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone is or via the internet 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Directors of Panorama Growth does not intend to bring any matters before the Meeting other than those described in this combined Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting. The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Proposals. The Funds are not required and do not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either a Fund or its shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Prospectus and Proxy Statement in order to be included in this Prospectus and Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Prospectus and Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Prospectus and Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board. Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of Main Street/VA or the Board of Directors of Panorama Growth, as applicable, and may submit their correspondence by mail to the applicable Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee or Director, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the Investment Company Act. These materials can be inspected and copied at: the SEC’s Public Reference Room in Washington, D.C. (Phone: 1.202.551.8090) or the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Householding of Reports to Shareholders and Other Fund Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1-800-225-5677. You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

Principal Shareholders

As of February 3, 2012, the officers and Directors of Panorama Growth as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of February 3, 2012, the only persons who owned of record or were known by Panorama Growth to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of February 3, 2012, the officers and Directors of Main Street/VA as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of February 3, 2012, the only persons who owned of record or were known by Main Street/VA to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED PROXY
STATEMENT AND PROSPECTUS

Exhibits

Form of Agreement and Plan of Reorganization

Principal Shareholders

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of November 15, 2011, by and between Panorama Series Fund, Inc., a Maryland corporation, on behalf of its series Panorama Growth Portfolio ("Panorama Growth"), and Oppenheimer Variable Account Funds, a Massachusetts business trust, on behalf of its series Oppenheimer Main Street Fund/VA ("Main Street/VA"). References to actions, representations, or obligations of Panorama Growth should be understood to be performed or incurred by Panorama Series Fund, Inc., and actions, representations or obligations of Main Street/VA should be understood to be performed or incurred by Oppenheimer Variable Account Funds, as the context requires, subject, however, to the provisions of this Agreement.

W I T N E S S E T H:

WHEREAS, Panorama Growth and Oppenheimer Main Street/VA are each an open-end investment company of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Panorama Growth through the acquisition by Main Street/VA of substantially all of the assets of Panorama Growth in exchange for Non-Service shares of beneficial interest ("shares") of Main Street/VA and the assumption by Main Street/VA of certain liabilities of Panorama Growth, which shares of Main Street/VA are to be distributed by Panorama Growth pro rata to its shareholders in complete liquidation of Panorama Growth and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.           The parties hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Main Street/VA of substantially all of the assets of Panorama Growth in exchange for shares of Main Street/VA and the assumption by Main Street/VA of certain liabilities of Panorama Growth, followed by the distribution of such shares of Main Street/VA to the shareholders of Panorama Growth in exchange for shares of Panorama Growth, all upon and subject to the terms of the Agreement hereinafter set forth.

Redemption requests received by Panorama Growth after that date shall be treated as requests for the redemption of the shares of Main Street/VA to be distributed to the shareholder in question as provided in Section 5 hereof.

2.           On the Closing Date (as hereinafter defined), all of the assets of Panorama Growth on that date, excluding a cash reserve (the "cash reserve") to be retained by Panorama Growth sufficient in its discretion for the payment of the expenses of Panorama Growth's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Main Street/VA, in exchange for and against delivery to Panorama Growth on the Closing Date of a number of shares of Main Street/VA, having an aggregate net asset value equal to the value of the assets of Panorama Growth so transferred and delivered.

3.           The net asset value of shares of Main Street/VA and the value of the assets of Panorama Growth to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of Main Street/VA and the shares of Panorama Growth shall be done in the manner used by Main Street/VA and Panorama Growth, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Main Street/VA in such computation shall be applied to the valuation of the assets of Panorama Growth to be transferred to Main Street/VA.

Panorama Growth will, if required, declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Panorama Growth's shareholders all of Panorama Growth's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.           The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.           In conjunction with the Closing, Panorama Growth shall distribute on a pro rata basis to the shareholders of Panorama Growth as of the Valuation Date shares of Main Street/VA received by Panorama Growth on the Closing Date in exchange for the assets of Panorama Growth in complete liquidation of Panorama Growth; for the purpose of the distribution by Panorama Growth of shares of Main Street/VA to Panorama Growth's shareholders, Main Street/VA will promptly cause its transfer agent to: (a) credit an appropriate number of shares of Main Street/VA on the books of Main Street/VA to each shareholder of Panorama Growth in accordance with a list (the "Shareholder List") of Panorama Growth shareholders received from Panorama Growth; and (b) confirm an appropriate number of shares of Main Street/VA to each shareholder of Panorama Growth; certificates, if any, for shares of Main Street/VA will be issued upon written request of a former shareholder of Panorama Growth but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Main Street/VA and only after any share certificates, if any, for Panorama Growth are returned to the transfer agent.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Panorama Growth, indicating his or her share balance. Panorama Growth agrees to supply the Shareholder List to Main Street/VA not later than the Closing Date. Any shareholders of Panorama Growth holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Main Street/VA which they received.

6.           After the Closing Date, Panorama Growth shall pay or make provision for payment of all of its liabilities and taxes, and transfer any remaining amount of the cash reserve to Main Street/VA.

7.           Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Main Street/VA will be in compliance with all of its investment policies and restrictions. At the Closing, Panorama Growth shall deliver to Main Street/VA two copies of a list setting forth the securities then owned by Panorama Growth. Promptly after the Closing, Panorama Growth shall provide Main Street/VA a list setting forth the respective federal income tax bases thereof.

8.           Portfolio securities or written evidence acceptable to Main Street/VA of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Panorama Growth pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Panorama Growth on the Closing Date to Main Street/VA, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Main Street/VA for the account of Main Street/VA. shares of Main Street/VA representing the number of shares of Main Street/VA being delivered against the assets of Panorama Growth, registered in the name of Panorama Growth, shall be transferred to Panorama Growth on the Closing Date. Such shares shall thereupon be assigned by Panorama Growth to its shareholders so that the shares of Main Street/VA may be distributed as provided in Section 5.

If, at the Closing Date, Panorama Growth is unable to make delivery under this Section 8 to Main Street/VA of any of its portfolio securities or cash for the reason that any of such securities purchased by Panorama Growth, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Panorama Growth's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Panorama Growth will deliver to Main Street/VA by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Main Street/VA, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Main Street/VA.

9.           Main Street/VA shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Panorama Growth, but Panorama Growth will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Panorama Growth. Panorama Growth and Main Street/VA will bear the cost of their respective opinions to be provided under this Agreement. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of Main Street/VA and Panorama Growth associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Panorama Growth and Main Street/VA, respectively, in the amounts so incurred by each. Agent, the Funds' investment manager, may bear any of the costs discussed in this Section 9, pursuant to separate arrangements with one or both Funds.

10.       The obligations of Main Street/VA hereunder shall be subject to the following conditions:

A.           The Board of Directors of Panorama Growth shall have authorized the execution of the Agreement, and the shareholders of Panorama Growth shall have approved the Agreement and the transactions contemplated hereby, and Panorama Growth shall have furnished to Main Street/VA copies of resolutions or minutes to that effect certified by the Secretary or the Assistant Secretary of Panorama Growth; such shareholder approval shall have been by vote of a majority of the outstanding voting securities of Panorama Growth, as defined in Section 2(a)(42) of the Act, and as required by Panorama Growth's charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.           Main Street/VA shall have received an opinion dated as of the Closing Date from counsel to Panorama Growth, to the effect that (i) Panorama Growth is a series of Panorama Series Fund, Inc.; (ii) Panorama Series Fund, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (iii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Panorama Growth and to authorize effectively the transactions contemplated by the Agreement have been taken by Panorama Growth. Maryland counsel may be relied upon for this opinion.

C.           The representations and warranties of Panorama Growth contained herein shall be true and correct at and as of the Closing Date, and Main Street/VA shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Panorama Growth, dated as of the Closing Date, to that effect.

D.           On the Closing Date, Panorama Growth shall have furnished to Main Street/VA a certificate of the Treasurer or Assistant Treasurer of Panorama Growth as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Panorama Growth as of the Closing Date.

E.           The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Panorama Growth at the close of business on the Valuation Date.

F.           A Registration Statement on Form N-14 filed by Main Street/VA under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

G.           On the Closing Date, Main Street/VA shall have received a letter from a senior legal officer or other senior executive officer of OppenheimerFunds, Inc. acceptable to Main Street/VA, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Panorama Growth arising out of litigation brought against Panorama Growth or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Panorama Growth delivered to Main Street/VA. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.           Main Street/VA shall have received an opinion, dated as of the Closing Date, of K & L Gates, LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

I.           Main Street/VA shall have received at the Closing all of the assets of Panorama Growth to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.       The obligations of Panorama Growth hereunder shall be subject to the following conditions:

A.           The Board of Trustees of Main Street/VA shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Main Street/VA shall have furnished to Panorama Growth copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Main Street/VA.

B.           Panorama Growth's shareholders shall have approved the Agreement and the transactions contemplated hereby as provided in Section 10.A of this Agreement, and Panorama Growth shall have furnished Main Street/VA copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Panorama Growth.

C.           Panorama Growth shall have received an opinion dated as of the Closing Date from counsel to Main Street/VA, to the effect that (i) Main Street/VA is a series of Oppenheimer Variable Account Funds; (ii) Oppenheimer Variable Account Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (iii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Main Street/VA and to authorize effectively the transactions contemplated by the Agreement have been taken by Main Street/VA; and (iv) the shares to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" in Main Street/VA's Statement of Additional Information. Massachusetts counsel may be relied upon for this opinion.

D.           The representations and warranties of Main Street/VA contained herein shall be true and correct at and as of the Closing Date, and Panorama Growth shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

E.           Panorama Growth shall have received an opinion of K & L Gates LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Panorama Growth's representation that there is no plan or intention by any Panorama Growth shareholder who owns 5% or more of Panorama Growth's outstanding shares, and, to Panorama Growth's best knowledge, there is no plan or intention on the part of the remaining Panorama Growth shareholders, to redeem, sell, exchange or otherwise dispose of a number of Main Street/VA shares received in the transaction that would reduce Panorama Growth shareholders' ownership of Main Street/VA shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Panorama Growth shares as of the same date, and (ii) the representation by each of Panorama Growth and Main Street/VA that, as of the Closing Date, Panorama Growth and Main Street/VA will each qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

Panorama Growth and Main Street/VA will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

No gain or loss will be recognized by the shareholders of Panorama Growth upon the distribution of shares of beneficial interest in Main Street/VA to the shareholders of Panorama Growth pursuant to Section 354 of the Code.

Under Section 361(a) of the Code no gain or loss will be recognized by Panorama Growth by reason of the transfer of substantially all its assets in exchange for shares of Main Street/VA.

Under Section 1032 of the Code no gain or loss will be recognized by Main Street/VA by reason of the transfer of substantially all of Panorama Growth's assets in exchange for shares of Main Street/VA and Main Street/VA's assumption of certain liabilities of Panorama Growth.

The shareholders of Panorama Growth will have the same tax basis and holding period for the shares of beneficial interest in Main Street/VA that they receive as they had for Panorama Growth shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

The securities transferred by Panorama Growth to Main Street/VA will have the same tax basis and holding period in the hands of Main Street/VA as they had for Panorama Growth, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

F.           The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Panorama Growth at the close of business on the Valuation Date.

G.           A Registration Statement on Form N-14 filed by Main Street/VA under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

H.           On the Closing Date, Panorama Growth shall have received a letter from a senior legal officer or other senior executive officer of OppenheimerFunds, Inc. acceptable to Panorama Growth, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Main Street/VA arising out of litigation brought against Main Street/VA or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Main Street/VA delivered to Panorama Growth. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I.           Panorama Growth shall acknowledge receipt of the shares of Main Street/VA.

12.       Panorama Growth hereby represents and warrants that:

A.           The audited financial statements of Panorama Growth as of December 31, 2010, and unaudited financial statements as of June 30, 2011, heretofore furnished to Main Street/VA, present fairly the financial position, results of operations, and changes in net assets of Panorama Growth as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from June 30, 2011, through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Panorama Growth, it being agreed that a decrease in the size of Panorama Growth due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           Contingent upon approval of the Agreement and the transactions contemplated thereby by Panorama Growth's shareholders, Panorama Growth has authority to transfer all of the assets of Panorama Growth to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.           The Prospectus, as amended and supplemented, contained in Panorama Series Fund, Inc.'s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.           There is no material contingent liability of Panorama Growth and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Panorama Growth, threatened against Panorama Growth, not reflected in such Prospectus;

E.           Except for the Agreement, there are no material contracts outstanding to which Panorama Growth is a party other than those ordinary in the conduct of its business;

F.           Panorama Growth is a series of Panorama Series Fund, Inc., which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted, and is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.           All Federal and other tax returns and reports of Panorama Growth required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Panorama Growth no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Panorama Growth ended December 31, 2011, or with respect to the taxable year from January 1, 2012, through the Closing Date, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

H.           Panorama Growth has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Panorama Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Panorama Growth intends to meet such requirements with respect to its current taxable year. Panorama Growth currently is, at all times since its inception has been, and will continue to be up until and at the Closing Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Panorama Growth, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. Panorama Growth's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect.

13.       Main Street/VA hereby represents and warrants that:

A.           The audited financial statements of Panorama Growth as of December 31, 2010, and unaudited financial statements as of June 30, 2011, heretofore furnished to Panorama Growth, present fairly the financial position, results of operations, and changes in net assets of Main Street/VA, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from June 30, 2011, through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Main Street/VA, it being understood that a decrease in the size of Main Street/VA due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.           The Prospectus, as amended and supplemented, contained in Main Street/VA's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.           Except for this Agreement, there is no material contingent liability of Main Street/VA and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Main Street/VA, threatened against Main Street/VA, not reflected in such Prospectus;

D.           There are no material contracts outstanding to which Main Street/VA is a party other than those ordinary in the conduct of its business;

E.           Main Street/VA is a series of Oppenheimer Variable Account Funds, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted, and is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect; and the shares of Main Street/VA issued to Panorama Growth pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as set forth under "Shareholder & Trustee Liability" in Main Street/VA's Statement of Additional Information, will conform to the description thereof contained in Oppenheimer Variable Account Funds' Registration Statement, and will be duly registered under the 1933 Act and in the states where registration is required;

F.           All federal and other tax returns and reports of Main Street/VA required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Main Street/VA, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Main Street/VA ended December 31, 2011, or with respect to the taxable year from January 1, 2012, through the Closing Date, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

G.           Main Street/VA has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Main Street/VA has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Main Street/VA intends to meet such requirements with respect to its current taxable year. Main Street/VA currently is, at all times since its inception has been, and will continue to be up until and at the Closing Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended, and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Main Street/VA, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. Main Street/VA's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect;

H.           Main Street/VA has no plan or intention (i) to dispose of any of the assets transferred by Panorama Growth, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

I.           After consummation of the transactions contemplated by the Agreement, Main Street/VA intends to operate its business in a substantially unchanged manner.

14.       Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Main Street/VA hereby represents to and covenants with Panorama Growth that, if the reorganization becomes effective, Main Street/VA will treat each shareholder of Panorama Growth who received any of Main Street/VA's shares as a result of the reorganization as having made the minimum initial purchase of shares of Main Street/VA received by such shareholder for the purpose of making additional investments in shares of Main Street/VA, regardless of the value of the shares of Main Street/VA received.

15.       Main Street/VA agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Panorama Growth covenants and agrees to liquidate and dissolve under the laws of the State of Maryland, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

16.        The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement; provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

17.       The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

18.       All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

19.       Main Street/VA understands that the obligations of Panorama Growth under the Agreement are not binding upon any other series of Panorama Series Fund, Inc., or any director or shareholder of Panorama Growth or any other series of Panorama Series Fund, Inc. personally, but bind only Panorama Growth and Panorama Growth's property. Main Street/VA represents that it has notice of the provisions of the Articles of Incorporation of Panorama Series Fund, Inc. disclaiming shareholder and director liability for acts or obligations of Panorama Growth.

20.       Panorama Growth understands that the obligations of Main Street/VA under the Agreement are not binding upon any other series of Oppenheimer Variable Account Funds, or any trustee or shareholder of Main Street/VA or any other series of Oppenheimer Variable Account Funds personally, but bind only Main Street/VA and Main Street/VA's property. Panorama Growth represents that it has notice of the provisions of the Declaration of Trust of Main Street/VA disclaiming shareholder and trustee liability for acts or obligations of Main Street/VA.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

PANORAMA SERIES FUND, INC., on behalf of
Growth Portfolio

By: ______________________
Arthur S. Gabinet
Secretary

OPPENHEIMER VARIABLE ACCOUNT FUNDS, on behalf of Oppenheimer Main Street/VA

By: ______________________
Arthur S. Gabinet
Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of Panorama Growth. As of February 3, 2012, the only persons who owned of record or were known by Panorama Growth to own beneficially 5% or more of any class of the outstanding shares of Panorama Growth were:

Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts, which owned 92.76% of the outstanding shares of Panorama Growth and Commonwealth Annuity and Life Insurance Company, Worcester, Massachusetts, which owned 7.24% of the outstanding shares of Panorama Growth.

Principal Shareholders of Main Street/VA. As of February 3, 2012, the only persons who owned of record or were known by Main Street/VA to own beneficially 5% or more of any class of the outstanding shares of Main Street/VA were:

Allianz Life Insurance Company of North America, Minneapolis, Minnesota, which owned 13.58% of the outstanding shares of Main Street/VA, Mutual Of America, New York, New York, which owned 6.51% of the outstanding shares of Main Street/VA, Mass Mutual Life Insurance Company, Springfield, Massachusetts, which owned 31.29% of the outstanding shares of Main Street/VA, and Nationwide Life Insurance Company, Columbus, Ohio, which owned 36.00% of the outstanding shares of Main Street/VA.

STATEMENT OF ADDITIONAL INFORMATION
TO COMBINED PROSPECTUS AND PROXY STATEMENT
OF
OPPENHEIMER MAIN STREET FUND/VA
a series of Oppenheimer Variable Account Funds

PART B

Acquisition of the Assets of
GROWTH PORTFOLIO,
a series of Panorama Series Fund, Inc.

By and in exchange for Non-Service Shares of
OPPENHEIMER MAIN STREET FUND/VA,
a series of Oppenheimer Variable Account Funds

This Statement of Additional Information to this Prospectus and Proxy Statement (the “SAI”) relates specifically to the proposed delivery of substantially all of the assets of Growth Portfolio, a series of Panorama Series Fund, Inc. (“Panorama Growth”), for Non-Service shares of Oppenheimer Main Street Fund/VA (“Main Street/VA”), a series of Oppenheimer Variable Account Funds (together, these transactions are referred to as the “Reorganization”).

This SAI consists of this Cover Page, the audited Financial Statements of Panorama Growth and Main Street/VA for their fiscal years ended December 30, 2011, and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional Information of Panorama Growth, dated April 29, 2011, as supplemented; and (ii) the Statement of Additional Information of Main Street/VA dated April 29, 2011.

This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated March 26, 2012 relating to the Reorganization. You can request a copy of the Prospectus and Proxy Statement by calling 1-800-225-5677 or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is March 26, 2012.

FINANCIAL STATEMENTS

Panorama Growth Financial Statements

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—99.6%
Consumer Discretionary—11.2%
Automobiles—2.7%
Ford Motor Co.1	178,400	$1,919,584
Hotels, Restaurants & Leisure—2.1%
Hyatt Hotels Corp., Cl. A1	25,300	952,292
McDonald’s Corp.	5,390	540,779

			1,493,071

Media—3.3%
McGraw-Hill Cos., Inc. (The)	51,290	2,306,511
Specialty Retail—3.1%
AutoZone, Inc.1	2,100	682,437
CarMax, Inc.1	12,360	376,733
TJX Cos., Inc. (The)	17,090	1,103,160

			2,162,330

Consumer Staples—11.5%
Beverages—2.4%
Dr. Pepper Snapple Group, Inc.	42,820	1,690,534
Food Products—5.0%
General Mills, Inc.	19,300	779,913
J.M. Smucker Co. (The)	17,060	1,333,580
Mead Johnson Nutrition Co., Cl. A	12,170	836,444
Sara Lee Corp.	27,650	523,138

			3,473,075

Tobacco—4.1%
Philip Morris International, Inc.	37,060	2,908,469
Energy—12.1%
Energy Equipment & Services—1.3%
National Oilwell Varco, Inc.	13,940	947,781
Oil, Gas & Consumable Fuels—10.8%
Chevron Corp.	32,701	3,479,386
Kinder Morgan, Inc.	28,710	923,601
Noble Energy, Inc.	15,960	1,506,464
Occidental Petroleum Corp.	17,710	1,659,427

			7,568,878

Financials—16.5%
Capital Markets—1.1%
Blackstone Group LP (The)	56,100	785,961
Commercial Banks—3.7%
CIT Group, Inc.1	65,650	2,289,216
M&T Bank Corp.	4,400	335,896

			2,625,112

Consumer Finance—1.4%
Discover Financial Services	39,610	950,640
Diversified Financial Services—6.7%
Citigroup, Inc.	54,689	1,438,868
CME Group, Inc.	4,270	1,040,471
JPMorgan Chase & Co.	55,840	1,856,680
MSCI, Inc., Cl. A1	11,310	372,438

			4,708,457

Insurance—3.6%
Berkshire Hathaway, Inc., Cl. B1	4,780	364,714
Marsh & McLennan Cos., Inc.	38,320	1,211,678
Progressive Corp.	48,360	943,504

			2,519,896

Health Care—13.3%
Biotechnology—2.4%
Celgene Corp.1	24,850	1,679,860
Health Care Providers & Services—2.8%
DaVita, Inc.1	4,950	375,260
WellPoint, Inc.	24,590	1,629,088

			2,004,348

Life Sciences Tools & Services—1.2%
Waters Corp.1	11,300	836,765
Pharmaceuticals—6.9%
Abbott Laboratories	44,360	2,494,363
Allergan, Inc.	7,310	641,379
Bristol-Myers Squibb Co.	47,880	1,687,291

			4,823,033

Industrials—9.7%
Aerospace & Defense—2.1%
Boeing Co. (The)	20,300	1,489,005
Air Freight & Logistics—2.4%
United Parcel Service, Inc., Cl. B	22,610	1,654,826
Industrial Conglomerates—2.7%
Tyco International Ltd.	40,375	1,885,916
Machinery—0.5%
Xylem, Inc.	14,380	369,422
Road & Rail—2.0%
CSX Corp.	63,730	1,342,154
QR National Ltd.	21,600	75,556

			1,417,710

Information Technology—19.6%
Communications Equipment—2.5%
QUALCOMM, Inc.	31,510	1,723,597

	Shares	Value

Computers & Peripherals—6.5%
Apple, Inc.1	11,320	$4,584,600
Internet Software & Services—6.6%
eBay, Inc.1	79,730	2,418,211
Google, Inc., Cl. A1	3,450	2,228,355

		4,646,566

Software—4.0%
Check Point Software Technologies Ltd.1	12,260	644,140
Microsoft Corp.	59,670	1,549,032
Oracle Corp.	24,010	615,857

		2,809,029

Materials—2.1%
Chemicals—1.8%
Praxair, Inc.	12,060	1,289,214
Construction Materials—0.3%
Vulcan Materials Co.	4,440	174,714
Telecommunication Services—2.1%
Wireless Telecommunication Services—2.1%
America Movil SAB de CV, ADR, Series L	64,580	1,459,508
Utilities—1.5%
Energy Traders—1.5%
AES Corp. (The)1	88,800	1,051,392

Total Common Stocks (Cost $59,065,556)		69,959,804
Investment Company—0.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%2,3 (Cost $321,766)	321,766	321,766
Total Investments, at Value (Cost $59,387,322)	100.1%	70,281,570
Liabilities in Excess of Other Assets	(0.1)	(52,799	)

Net Assets	100.0%	$70,228,771

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.
Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	1,202,978	16,696,887	17,578,099	321,766

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$321,766	$2,340

3.	Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)
Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$7,881,496	$—	$—	$7,881,496
Consumer Staples	8,072,078	—	—	8,072,078
Energy	8,516,659	—	—	8,516,659
Financials	11,590,066	—	—	11,590,066
Health Care	9,344,006	—	—	9,344,006
Industrials	6,816,879	—	—	6,816,879
Information Technology	13,763,792	—	—	13,763,792
Materials	1,463,928	—	—	1,463,928
Telecommunication Services	1,459,508	—	—	1,459,508
Utilities	1,051,392	—	—	1,051,392
Investment Company	321,766	—	—	321,766

Total Assets	$70,281,570	$—	$—	$70,281,570

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $59,065,556)	$69,959,804
Affiliated companies (cost $321,766)	321,766

70,281,570
Cash	5,177
Receivables and other assets:
Investments sold	114,949
Dividends	61,875
Shares of capital stock sold	690
Other	15,145

Total assets	70,479,406

Liabilities
Payables and other liabilities:
Investments purchased	175,590
Shares of capital stock redeemed	30,507
Legal, auditing and other professional fees	15,667
Shareholder communications	11,199
Directors’ compensation	7,932
Transfer and shareholder servicing agent fees	5,945
Other	3,795

Total liabilities	250,635
Net Assets	$70,228,771

Composition of Net Assets
Par value of shares of capital stock	$35,102
Additional paid-in capital	97,447,950
Accumulated net investment income	352,310
Accumulated net realized loss on investments and foreign currency transactions	(38,500,839)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,894,248

Net Assets—applicable to 35,101,923 shares of capital stock outstanding	$70,228,771

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$2.00

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,238)	$1,176,109
Affiliated companies	2,340
Interest	48

Total investment income	1,178,497

Expenses
Management fees	470,315
Transfer and shareholder servicing agent fees	75,250
Legal, auditing and other professional fees	24,633
Shareholder communications	19,800
Accounting service fees	15,000
Directors’ compensation	11,086
Administration service fees	1,500
Custodian fees and expenses	491
Other	8,720

Total expenses	626,795
Less waivers and reimbursements of expenses	(25,027)

Net expenses	601,768

Net Investment Income	576,729

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	3,669,283
Foreign currency transactions	(5,856)

Net realized gain	3,663,427
Net change in unrealized appreciation/depreciation on:
Investments	(4,283,063)
Translation of assets and liabilities denominated in foreign currencies	3,366

Net change in unrealized appreciation/depreciation	(4,279,697)

Net Decrease in Net Assets Resulting from Operations	$(39,541)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	20111	2010

Operations
Net investment income	$576,729	$699,936
Net realized gain	3,663,427	5,606,174
Net change in unrealized appreciation/depreciation	(4,279,697)	5,219,379

Net increase (decrease) in net assets resulting from operations	(39,541)	11,525,489

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(601,088)	(905,791)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(10,159,254)	(9,673,084)

Net Assets
Total increase (decrease)	(10,799,883)	946,614
Beginning of period	81,028,654	80,082,040

End of period (including accumulated net investment income of $352,310 and $739,938, respectively)	$70,228,771	$81,028,654

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
	20111	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$2.01	$1.76	$1.40	$2.31	$2.23
Income (loss) from investment operations:
Net investment income2	.02	.02	.01	.03	.03
Net realized and unrealized gain (loss)	(.01)	.25	.38	(.91)	.08

Total from investment operations	.01	.27	.39	(.88)	.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.03)	(.03)	(.03)
Net asset value, end of period	$2.00	$2.01	$1.76	$1.40	$2.31

Total Return, at Net Asset Value3	0.24%	15.51%	29.19%	(38.42)%	4.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,229	$81,029	$80,082	$71,657	$136,127
Average net assets (in thousands)	$75,221	$77,660	$72,186	$105,308	$148,472
Ratios to average net assets:4
Net investment income	0.77%	0.90%	1.33%	1.34%	1.23%
Total expenses5	0.83%	0.83%	0.81%	0.71%	0.69%
Expenses after payments, waivers, and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.79%	0.71%	0.69%
Portfolio turnover rate	39%	40%	118%	115%	101%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.81%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Growth Portfolio (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

     The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.

     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager).
Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

     There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation Based
on Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward1,2,3,4,5	Tax Purposes

$346,703	$—	$38,462,683	$10,869,636

1.
As of December 30, 2011, the Fund had $38,230,978 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$12,141,910
2017	26,089,068

Total	$38,230,978

2.	As of December 30, 2011, the Fund had $231,705 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $4,258,586 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $4,910,660 of capital loss carryforward to offset capital gains realized in that fiscal year.

5.	During the fiscal year ended December 30, 2011, $2,644,300 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$2,651,111	$363,269	$3,014,380
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$601,088	$905,791
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$59,411,934

Gross unrealized appreciation	$12,964,644
Gross unrealized depreciation	(2,095,008)

Net unrealized appreciation	$10,869,636

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Shares of Capital Stock

The Fund has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Sold	619,705	$1,233,139	788,743	$1,421,353
Dividends and/or distributions reinvested	293,214	601,088	511,746	905,791
Redeemed	(6,044,102)	(11,993,481)	(6,653,776)	(12,000,228)

Net decrease	(5,131,183)	$(10,159,254)	(5,353,287)	$(9,673,084)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$29,254,465	$38,384,889

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Over $400 million	0.450

Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $76,146 to OFS for services to the Fund. Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $23,705.

     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $1,322 for IMMF management fees.

     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$48

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,569 and $1,338, respectively.

     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

     As of December 30, 2011, the Fund had no outstanding forward contracts.

6. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.

     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.

     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of the financial statements were issued. This evaluation determined that the following subsequent event warranted disclosure:

     The Board of Directors of the Fund has determined that it is in the best interest of the Fund’s shareholders that the Fund reorganize with and into Oppenheimer Main Street Fund/VA (“Main Street Fund/VA”), a series of Oppenheimer Variable Accounts Funds. The Board unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to be entered into between the Fund and Main Street Fund/VA, whereby Main Street Fund/VA will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of Main Street Fund/VA (the “Reorganization”). If the Reorganization takes place, Fund shareholders will receive Non-Service shares of Main Street Fund/VA equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Main Street Fund/VA to be received by shareholders of the Fund will be issued at net asset value without a sales charge. The Reorganization is expected to be tax-free for both the Fund and Main Street Fund/VA and their respective shareholders. Following the Reorganization, the Fund will liquidate and dissolve.

     If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about April 27, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Growth Portfolio (a separate series of Panorama Series Fund, Inc.), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Growth Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG llp
Denver, Colorado
February 16, 2012

Main Street/VA Financial Statements

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value
Common Stocks—100.1%
Consumer Discretionary—11.3%
Automobiles—2.8%
Ford Motor Co.1	3,597,200	$38,705,872
Hotels, Restaurants & Leisure—2.1%
Hyatt Hotels Corp., Cl. A1	512,288	19,282,520
McDonald’s Corp.	93,336	9,364,401

		28,646,921
Media—3.3%
McGraw-Hill Cos., Inc. (The)	1,038,811	46,715,331
Specialty Retail—3.1%
AutoZone, Inc.1	42,550	13,827,474
CarMax, Inc.1	249,930	7,617,866
TJX Cos., Inc. (The)	344,260	22,221,983

		43,667,323
Consumer Staples—11.1%
Beverages—2.4%
Dr. Pepper Snapple Group, Inc.	862,620	34,056,238
Food Products—4.5%
General Mills, Inc.	384,400	15,533,604
J.M. Smucker Co. (The)	339,750	26,558,258
Mead Johnson Nutrition Co., Cl. A	242,472	16,665,101
Sara Lee Corp.	214,480	4,057,962

		62,814,925
Tobacco—4.2%
Philip Morris International, Inc.	740,059	58,079,830
Energy—12.3%
Energy Equipment & Services—1.3%
National Oilwell Varco, Inc.	277,840	18,890,342
Oil, Gas & Consumable Fuels—11.0%
Chevron Corp.	662,489	70,488,830
Kinder Morgan, Inc.	576,310	18,539,893
Noble Energy, Inc.	321,000	30,299,190
Occidental Petroleum Corp.	360,130	33,744,181

		153,072,094
Financials—16.6%
Capital Markets—1.1%
Blackstone Group LP (The)	1,123,300	15,737,433
Commercial Banks—3.7%
CIT Group, Inc.1	1,304,640	45,492,797
M&T Bank Corp.	88,580	6,762,197

		52,254,994
Consumer Finance—1.4%
Discover Financial Services	794,510	19,068,240
Diversified Financial Services—6.8%
Citigroup, Inc.	1,103,709	29,038,584
CME Group, Inc.	85,050	20,724,134
JPMorgan Chase & Co.	1,111,860	36,969,345
MSCI, Inc., Cl. A1	225,280	7,418,470

		94,150,533
Insurance—3.6%
Berkshire Hathaway, Inc., Cl. B1	96,510	7,363,713
Marsh & McLennan Cos., Inc.	768,000	24,284,160
Progressive Corp.	976,210	19,045,857

		50,693,730
Health Care—13.5%
Biotechnology—2.5%
Celgene Corp.1	499,432	33,761,603
Health Care Providers &
Services—2.9%
DaVita, Inc.1	99,970	7,578,726
WellPoint, Inc.	497,580	32,964,675

		40,543,401
Life Sciences Tools & Services—1.2%
Waters Corp.1	228,410	16,913,761
Pharmaceuticals—6.9%
Abbott Laboratories	883,770	49,694,387
Allergan, Inc.	147,020	12,899,535
Bristol-Myers Squibb Co.	964,310	33,982,284

		96,576,206
Industrials—9.8%
Aerospace & Defense—2.2%
Boeing Co. (The)	407,210	29,868,854
Air Freight & Logistics—2.4%
United Parcel Service, Inc., Cl. B	458,000	33,521,020
Industrial Conglomerates—2.7%
Tyco International Ltd.	814,210	38,031,749
Machinery—0.5%
Xylem, Inc.	290,260	7,456,779
Road & Rail—2.0%
CSX Corp.	1,275,610	26,864,347
QR National Ltd.	439,800	1,538,407

		28,402,754

	Shares	Value
Information Technology—19.9%
Communications Equipment—2.5%
QUALCOMM, Inc.	641,851	$35,109,250
Computers & Peripherals—6.6%
Apple, Inc.1	226,922	91,903,410
Internet Software & Services—6.7%
eBay, Inc.1	1,614,455	48,966,420
Google, Inc., Cl. A1	69,250	44,728,575

		93,694,995
Software—4.1%
Check Point Software Technologies Ltd.1	247,890	13,024,141
Microsoft Corp.	1,215,657	31,558,456
Oracle Corp.	478,290	12,268,139

		56,850,736
Materials—2.0%
Chemicals—1.7%
Praxair, Inc.	225,230	24,077,082
Construction Materials—0.3%
Vulcan Materials Co.	89,990	3,541,107
Telecommunication Services—2.1%
Wireless Telecommunication Services—2.1%
America Movil SAB de CV, ADR, Series L	1,302,422	29,434,737
Utilities—1.5%
Energy Traders—1.5%
AES Corp. (The)1	1,769,160	20,946,854
Total Investments, at Value (Cost $1,097,413,107)	100.1%	1,397,188,104
Liabilities in Excess of Other Assets	(0.1)	(1,142,965)

Net Assets	100.0%	$1,396,045,139

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.
The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of December 30, 2011. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	21,709,488	346,291,600	368,001,088	—

Income

Oppenheimer Institutional Money Market Fund, Cl. E	$40,596
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)
Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$157,735,447	$—	$—	$157,735,447
Consumer Staples	154,950,993	—	—	154,950,993
Energy	171,962,436	—	—	171,962,436
Financials	231,904,930	—	—	231,904,930
Health Care	187,794,971	—	—	187,794,971
Industrials	137,281,156	—	—	137,281,156
Information Technology	277,558,391	—	—	277,558,391
Materials	27,618,189	—	—	27,618,189
Telecommunication Services	29,434,737	—	—	29,434,737
Utilities	20,946,854	—	—	20,946,854

Total Assets	$1,397,188,104	$—	$—	$1,397,188,104

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value (cost $1,097,413,107)—see accompanying statement of investments	$1,397,188,104
Receivables and other assets:
Investments sold	5,146,954
Dividends	1,240,087
Other	66,345

Total assets	1,403,641,490
Liabilities
Bank overdraft	191,177
Payables and other liabilities:
Investments purchased	3,496,879
Shares of beneficial interest redeemed	3,289,111
Shareholder communications	235,774
Distribution and service plan fees	189,380
Transfer and shareholder servicing agent fees	119,165
Trustees’ compensation	38,860
Other	36,005

Total liabilities	7,596,351
Net Assets	$1,396,045,139

Composition of Net Assets
Par value of shares of beneficial interest	$67,825
Additional paid-in capital	1,460,842,471
Accumulated net investment income	4,690,401
Accumulated net realized loss on investments and foreign currency transactions	(369,330,555)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	299,774,997

Net Assets	$1,396,045,139

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $392,860,646 and 18,970,441 shares of beneficial interest outstanding)	$20.71
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,003,184,493 and 48,854,175 shares of beneficial interest outstanding)	$20.53

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $25,083)	$23,791,054
Affiliated companies	40,596
Interest	966

Total investment income	23,832,616
Expenses
Management fees	9,967,881
Distribution and service plan fees—Service shares	2,736,862
Transfer and shareholder servicing agent fees:
Non-Service shares	426,553
Service shares	1,094,745
Shareholder communications:
Non-Service shares	46,649
Service shares	119,403
Trustees’ compensation	62,646
Custodian fees and expenses	8,713
Administration service fees	1,500
Other	87,403

Total expenses	14,552,355
Less waivers and reimbursements of expenses	(22,856)

Net expenses	14,529,499
Net Investment Income	9,303,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	60,130,397
Foreign currency transactions	(118,065)

Net realized gain	60,012,332
Net change in unrealized appreciation/depreciation on:
Investments	(72,248,813)
Translation of assets and liabilities denominated in foreign currencies	68,522

Net change in unrealized appreciation/depreciation	(72,180,291)
Net Decrease in Net Assets Resulting from Operations	$(2,864,842)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	20111	2010
Operations
Net investment income	$9,303,117	$12,343,744
Net realized gain	60,012,332	122,769,693
Net change in unrealized appreciation/depreciation	(72,180,291)	110,123,026

Net increase (decrease) in net assets resulting from operations	(2,864,842)	245,236,463
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,755,987)	(5,119,114)
Service shares	(6,566,777)	(11,011,249)

	(10,322,764)	(16,130,363)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(73,098,026)	(66,941,748)
Service shares	(172,844,897)	(135,835,930)

	(245,942,923)	(202,777,678)
Net Assets
Total increase (decrease)	(259,130,529)	26,328,422
Beginning of period	1,655,175,668	1,628,847,246

End of period (including accumulated net investment income of $4,690,401 and $13,277,741, respectively)	$1,396,045,139	$1,655,175,668

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	20111	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$20.88	$18.18	$14.56	$25.61	$24.78

Income (loss) from investment operations:
Net investment income2	.16	.17	.21	.29	.33
Net realized and unrealized gain (loss)	(.16)	2.73	3.71	(9.64)	.75

Total from investment operations	—	2.90	3.92	(9.35)	1.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.20)	(.30)	(.32)	(.25)
Distributions from net realized gain	—	—	—	(1.38)	—

Total dividends and/or distributions to shareholders	(.17)	(.20)	(.30)	(1.70)	(.25)

Net asset value, end of period	$20.71	$20.88	$18.18	$14.56	$25.61

Total Return, at Net Asset Value3	(0.01)%	16.11%	28.29%	(38.47)%	4.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$392,861	$469,720	$474,637	$432,360	$907,727

Average net assets (in thousands)	$426,354	$454,937	$430,517	$670,994	$1,006,655

Ratios to average net assets:4
Net investment income	0.79%	0.93%	1.35%	1.42%	1.28%
Total expenses5	0.78%	0.78%	0.78%	0.66%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.78%	0.66%	0.65%

Portfolio turnover rate	38%	45%	128%	132%	111%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	20111	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$20.71	$18.04	$14.42	$25.38	$24.58

Income (loss) from investment operations:
Net investment income2	.11	.13	.17	.24	.26
Net realized and unrealized gain (loss)	(.17)	2.70	3.70	(9.56)	.75

Total from investment operations	(.06)	2.83	3.87	(9.32)	1.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.16)	(.25)	(.26)	(.21)
Distributions from net realized gain	—	—	—	(1.38)	—

Total dividends and/or distributions to shareholders	(.12)	(.16)	(.25)	(1.64)	(.21)

Net asset value, end of period	$20.53	$20.71	$18.04	$14.42	$25.38

Total Return, at Net Asset Value3	(0.32)%	15.83%	27.99%	(38.63)%	4.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,003,184	$1,185,456	$1,154,210	$1,020,103	$1,464,690

Average net assets (in thousands)	$1,094,254	$1,193,630	$1,029,909	$1,268,430	$1,315,488

Ratios to average net assets:4
Net investment income	0.54%	0.68%	1.10%	1.20%	1.03%
Total expenses5	1.03%	1.03%	1.03%	0.91%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.03%	1.03%	0.91%	0.90%

Portfolio turnover rate	38%	45%	128%	132%	111%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

“Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward1,2,3,4	Income Tax Purposes

$4,457,825	$—	$365,662,510	$296,378,380

1.
As of December 30, 2011, the Fund had $360,688,381 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$28,492,724
2017	332,195,657

Total	$360,688,381

2.	As of December 30, 2011, the Fund had $4,974,129 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $71,694,516 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $117,805,966 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$303,331	$7,567,693	$7,264,362

The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$10,322,764	$16,130,363

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,100,809,724

Gross unrealized appreciation	$330,799,821
Gross unrealized depreciation	(34,421,441)

Net unrealized appreciation	$296,378,380

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,028,214	$41,337,389	2,851,462	$52,574,153
Dividends and/or distributions reinvested	176,503	3,755,987	279,275	5,119,114
Redeemed	(5,726,116)	(118,191,402)	(6,743,462)	(124,635,015)

Net decrease	(3,521,399)	$(73,098,026)	(3,612,725)	$(66,941,748)

Service Shares
Sold	2,150,725	$42,852,883	7,702,331	$136,115,255
Dividends and/or distributions reinvested	310,633	6,566,777	604,682	11,011,249
Redeemed	(10,851,128)	(222,264,557)	(15,049,192)	(282,962,434)

Net decrease	(8,389,770)	$(172,844,897)	(6,742,179)	$(135,835,930)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$567,679,021	$792,267,202

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $1,542,614 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $22,856 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce

5.
Risk Exposures and the Use of Derivative Instruments Continued the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$977

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $51,915 and $26,942, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of December 30, 2011, the Fund had no outstanding forward contracts.

6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.

In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Main Street Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG llp
Denver, Colorado
February 16, 2012

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements demonstrating the effect of the Reorganization on Main Street/VA are not required because the net asset value of Panorama Growth does not exceed ten percent of the net asset value of Main Street/VA as of January 31, 2012.